Short-Term Borrowings	12 Months Ended
Nov. 30, 2021
Debt Disclosure [Abstract]
Short-Term Borrowings	Short-Term Borrowings
Our short-term borrowings, which mature in one year or less, are as follows (in thousands):

	November 30,
	2021	2020

Bank loans (1)	$215,063	$752,848
Floating rate puttable notes (1)	6,800	6,800
Equity-linked notes (2)	—	5,067
Total short-term borrowings	$221,863	$764,715

(1)    These short-term borrowings are recorded at cost in the Consolidated Statements of Financial Condition, which is a reasonable approximation of their fair values due to their liquid and short-term nature.
(2)    See Note 4 for further information on these notes.

At November 30, 2021 and 2020, the weighted average interest rate on short-term borrowings outstanding was 1.41% and 1.87% per annum, respectively.

Our bank loans include facilities that contain certain covenants that, among other things, require Jefferies Group to maintain a specified level of tangible net worth and impose certain restrictions on the future indebtedness of certain of Jefferies Group's subsidiaries that are borrowers. At November 30, 2021, Jefferies Group was in compliance with all covenants under these facilities. The outstanding balance of Jefferies Group's facilities, which are with a bank and are included within bank loans, were $200.0 million and $746.0 million at November 30, 2021 and 2020, respectively. Interest is based on a rate per annum at spreads over the federal funds rate, as defined in the credit agreements.

A bank has agreed to make revolving intraday credit advances to Jefferies Group ("Jefferies Group Intraday Credit Facility") for an aggregate committed amount of $150.0 million. The Jefferies Group Intraday Credit Facility is structured so that advances are generally repaid before the end of each business day. However, if an advance is not repaid by the end of any business day, the advance is converted to an overnight loan. Intraday loans accrue interest at a rate of 0.12% based on the number of minutes in a day the advance is outstanding. Overnight loans are charged interest at the base rate plus 3.00% on a daily basis. The base rate is the higher of the federal funds rate plus 0.50% or the prime rate in effect at that time. The Jefferies Group Intraday Credit Facility contains financial covenants, which include a minimum regulatory net capital requirement for Jefferies Group's U.S. broker-dealer, Jefferies LLC. At November 30, 2021, Jefferies Group was in compliance with all debt covenants under the Jefferies Group Intraday Credit Facility.

In addition, this bank also provides Jefferies Group a $200.0 million revolving credit facility with a termination date of September 12, 2022, which is used for margin calls at a domestic clearing corporation. Overnight loans are charged interest at a spread over the federal funds rate.

Another bank provides Jefferies Group committed revolving credit facilities for a total of $200.0 million, including a $150.0 million intraday component and a $50.0 million overnight component, that are used to fund Jefferies Group's Asia Pacific business activity. The intraday component is structured so that advances are generally repaid before the end of each business day. However, if an advance is not repaid by the end of any business day, the advance is converted to an overnight loan. Intraday loans accrue interest at a rate of 1.00%. Overnight loans are charged as agreed between the bank and Jefferies Group in reference to the bank's cost of funding.